Exhibit 4.4

EXECUTION VERSION

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW, OR SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION CAN BE MADE IN COMPLIANCE WITH RULE 144 OF THE ACT, OR IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE STOCK

Company:	TRIA BEAUTY, INC., a Delaware corporation
Number of Shares:	287,440 (Subject to adjustment as hereinafter provided)
Class of Stock:	Series CC Preferred Stock
Warrant Price:	$1.15 per Share (Subject to adjustment as hereinafter provided)
Issue Date:	January 25, 2012
Expiration Date:	The earlier to occur of the (i) expiration of this Warrant pursuant to Article 1.6 hereof or (ii)10th anniversary after the Issue Date
Credit Facility:	This Warrant is issued in connection with the Loan and Security Agreement among the Company and Midcap Financial SBIC, LP, Silicon Valley Bank, and General Electric Capital Corporation dated as of January 25, 2012, as amended from time to time (the “Loan Agreement”).

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, including without limitation the mutual promises contained in the Loan Agreement, MIDCAP FINANCIAL SBIC, LP, a Delaware limited partnership (together with any registered holder from time to time of this Warrant or any holder of the Shares issuable or issued upon exercise of this Warrant, “Holder”) is entitled to purchase the number of fully paid and nonassessable shares of the class and series of capital stock of the Company at the Warrant Price, all as set forth above and as adjusted pursuant to the terms of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. As used herein, “Share” or “Shares” (a) shall refer to either (i) the shares of stock issuable upon the exercise or conversion of this Warrant and any shares of capital stock into which such shares may be converted or exchanged, or (ii) the authorized or issued and outstanding shares of capital stock of the Company which are of the same class and series as the shares of stock issuable upon the exercise or conversion of this Warrant, in either case as the specific provisions of this Warrant or the context may require.

ARTICLE 1. EXERCISE.

1.1 Method of Exercise. Holder may at any time and from time to time after the first anniversary of the Issue Date exercise this Warrant, in whole or in part, by delivering a duly completed and executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check, wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.2 Conversion Right. In lieu of exercising this Warrant as specified in Article 1.1, Holder may at any time and from time to time after the Issue Date convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the number of Shares or the securities otherwise issuable upon exercise of this Warrant with respect to which Holder elects to convert this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The “fair market value” of the Shares shall be determined pursuant to Section 1.3.

1.3 Fair Market Value. If the Company’s common stock is traded in a public market and the Shares are common stock, the fair market value of each Share shall be the closing price of a Share reported for the business day immediately before Holder delivers its Notice of Exercise to the Company (or in the instance where the Warrant is exercised immediately prior to the effectiveness of the Company’s initial public offering of its common stock (“IPO”), the “price to public” per share price specified in the final prospectus relating to such offering). If the Company’s common stock is traded in a public market and the Shares are preferred stock, the fair market value of each Share shall be the closing price of such common stock reported for the business day immediately before Holder delivers its Notice of Exercise to the Company (or in the instance where the Warrant is exercised immediately prior to the effectiveness of an IPO, the initial “price to public” per share price specified in the final prospectus relating to the IPO), in either case, multiplied by the number of shares of the Company’s common stock into which a Share is then convertible. In the event of an exercise in connection with an Acquisition, the fair market value of a Share shall be the value to be received per Share by all holders of such Shares in such transaction. If the Company’s common stock is not traded in a public market and other than in the event of an exercise in connection with an Acquisition, the Board of Directors of the Company shall determine the fair market value in its reasonable good faith judgment.

1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant pursuant to Article 1.1 or 1.2, respectively, and, if applicable, the Company receives payment of the aggregate Warrant Price, the Company shall promptly deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired. This Warrant shall be deemed to have been exercised and such certificates deemed issued, and Holder shall become the holder of record of the Shares for all purposes, as of the date of Holder’s delivery of the exercise notice pursuant to Article 1.1 and payment of the Warrant Price, if applicable. If an exercise or conversion is to be made in connection with an IPO or Acquisition, such exercise may at the election of Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.6 Treatment of Warrant Upon Acquisition of Company.

1.6.1 “Acquisition”. For the purpose of this Warrant, “Acquisition” means (a) any sale, license, or other disposition of all or substantially all of the assets of the

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Company, or (b) any reorganization, consolidation, share exchange or merger of the Company with or into another person or entity, or sale of outstanding securities of the Company by the holders thereof, in each case where the holders of the Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the successor, acquiring or surviving person or entity after the transaction.

1.6.2 Treatment of Warrant Upon Acquisition.

A) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that (i) is not described in Section 1.6.1(a), (ii) in which the sole consideration is cash, and (iii) in connection with or as a result of which all holders of the Shares are or have the right to receive solely cash in the same proportions in respect of all of their Shares, then either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition, or (b) if Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Acquisition, subject to Section 5.8. The Company shall provide Holder with written notice of its request relating to the foregoing (together with such reasonable information as Holder may reasonably request in connection with such contemplated Acquisition giving rise to such notice), which notice is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed Acquisition.

B) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is described in Section 1.6.1(a) and is an “arms’-length” transaction with a third party that is not an Affiliate (as defined below) of the Company (a “True Asset Sale”), Holder may (a) exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such True Asset Sale, (b) permit this Warrant to continue until the earlier of the Expiration Date or the dissolution and/or liquidation of the Company following the closing of any such True Asset Sale, subject to Section 5.8, or (c) elect to have the terms of Section 1.6.2(D) below apply. The Company shall provide Holder with written notice of its request relating to the foregoing (together with such reasonable information as Holder may request in connection with such contemplated Acquisition giving rise to such notice), which notice is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed True Asset Sale.

C) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition (i) in which the consideration is a combination of cash and equity securities of the acquirer listed for trading on a U.S. national securities exchange and which may be freely resold pursuant to a resale registration statement or under Rule 144 of the Act without any restriction or limitation (including without limitation volume and manner of sale restrictions), (ii) in connection with or as a result of which all holders of the shares are or have the right to receive solely cash and/or such securities in the same proportions in respect of all of their Shares, and (iii) on the record date for which the fair market value of one Share (or other securities issuable upon exercise of this Warrant) is greater than the Warrant Price, Holder may (a) exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition, or (b) if Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Acquisition, subject to Section 5.8.

D) Upon the closing of any Acquisition other than those particularly described in subsections (A), (B) and (C) above (or in the case of an Acquisition described in Section 1.6.2(B) above if Holder elects to have the terms of this Section 1.6.2(D) apply), the successor,

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surviving or acquiring entity shall assume in writing the obligations of this Warrant, including agreements to deliver to Holder in exchange for this Warrant a written instrument issued by the successor, surviving or acquiring entity pursuant to which this Warrant shall thereafter be exercisable for the kind, amount and value of securities, cash, and property as would have been payable for the Shares issuable upon exercise of the unexercised portion of this Warrant had such Shares been outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price and/or number of Shares shall be adjusted accordingly.

As used herein “Affiliate” shall mean any person or entity that owns or controls directly or indirectly ten percent (10%) or more of the voting securities of the Company, any person or entity that controls, is controlled by or is under common control with any such person or entity, and each of such person’s or entity’s officers, directors, members, managers, joint venturers or partners, as applicable (whether as a result of the ownership of voting securities, by contract or otherwise).

1.7 Adjustment in Number, Class and/or Series of Shares and Warrant Price in Certain Equity Financings. In the event of an equity financing after the Issue Date (the “Next Round”), if the price per share (the “Next Round Price”) of any class or series of Company’s preferred stock issued in such financing (the “Next Round Stock”) is less than the Warrant Price, Holder shall have the right, in Holder’s sole discretion, to elect to treat this Warrant as (and this Warrant shall be deemed automatically upon such election to be) exercisable for shares of the Next Round Stock at the Next Round Price (with the number of such shares subject to this Warrant automatically adjusted to equal (i) $330,556 divided by (ii) the Next Round Price). The Shares for which this Warrant is exercisable upon such election, if at all, shall bear the same rights, preferences, and privileges applicable to all holders of such Next Round Stock. Company shall provide Holder no less than ten (10) days’ written notice prior to any sale of Next Round Stock; and Holder shall provide Company written notice of its election, if at all, under this Section 1.7, no less than five (5) business days’ prior to such sale. Any adjustment to the number of Shares, class or series of Shares and/or Warrant Price made as a result of this Section 1.7 shall be in addition to any adjustment(s) to be made in accordance with Article 2 hereof. Notwithstanding the foregoing, this Section 1.7 shall terminate (and any adjustments shall thereafter be made pursuant to Section 2.3 hereof) at such time as the Company completes an equity financing in a single transaction or a series of related transactions yielding gross proceeds to the Company of at least $10.0 million in the aggregate at a price per share greater than the Warrant Price.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

2.1 Share Dividends, Subdivisions and Combinations. If the Company declares or pays a dividend on the Shares payable in common stock or other securities, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend occurred. If the Company subdivides the Shares by reclassification or otherwise into a greater number of shares or takes any other action which increases the number of shares of any class or series of capital stock into which the Shares are convertible, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

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2.2 Reclassification, Exchange, Combinations or Substitution. Upon any reclassification, exchange, substitution, reorganization, merger, consolidation or other event that results in a change of the number and/or class of the underlying securities as to which purchase rights under this Warrant exist, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number, amount and kind of securities, money and property that Holder would have ultimately received upon the completion of such reclassification, exchange, substitution, reorganization, merger, consolidation or other event if this Warrant had been exercised immediately before such reclassification, exchange, substitution, reorganization, merger, consolidation or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) upon the closing of a registered public offering of the Company’s common stock. The Company or its successor shall promptly issue to Holder an amendment to this Warrant setting forth the number and kind of such new securities or other property issuable upon exercise or conversion of this Warrant as a result of such reclassification, exchange, substitution, reorganization, merger, consolidation or other event that results in a change of the number and/or class of securities issuable upon exercise or conversion of this Warrant. The amendment to this Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Article 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, reorganizations, mergers, consolidations or other events.

2.3 Adjustments for Diluting Issuances. The Warrant Price and the number of Shares issuable upon exercise of this Warrant, and the number of shares of common stock or other securities issuable upon conversion of the Shares, shall be subject to adjustment, from time to time in the manner set forth in the Certificate as if the Shares were issued and outstanding on and as of the date of any such required adjustment. The provisions set forth for the Shares in the Certificate relating to the above in effect as of the Issue Date may not be amended, modified or waived, without the prior written consent of Holder unless such amendment, modification or waiver affects the rights associated with the Shares in the same manner as such amendment, modification or waiver affects the rights associated with all other shares of the same series and class as the Shares.

2.4 No Impairment. Without the prior written consent of Holder, the Company shall not, by amendment of the Certificate, the Shareholders Agreement or its by-laws, or through any reorganization, recapitalization, share exchange, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and shall at all times in good faith assist in carrying out of all such terms and in taking all such action as may be necessary or appropriate to protect Holder’s rights against such avoidance or impairment.

2.5 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the fair market value of a full Share.

2.6 Certificate as to Adjustments. Upon each adjustment of the Warrant Price or the kind or number of securities issuable under this Warrant pursuant to this Article 2,

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the Company shall promptly notify Holder in writing, and, at the Company’s expense, promptly compute such adjustment, and furnish Holder with a certificate of its Chief Executive Officer, Corporate Secretary or a senior financial officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price and the number and kind of securities issuable under this Warrant in effect upon the date thereof and the series of adjustments leading to such Warrant Price and such number and kind of securities.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1 Representations and Warranties. The Company represents and warrants and covenants to Holder as follows:

(a) The Company has all requisite legal and corporate power and authority, and has taken all corporate action on the part of itself, its officers, directors and stockholders necessary, to execute, issue and deliver this Warrant, to issue the Shares issuable upon exercise or conversion of this Warrant and the securities issuable upon conversion of the Shares, and to carry out and perform its obligations under this Warrant, and this Warrant constitutes the legally binding and valid obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights, or to principles of equity.

(b) This Warrant has been validly issued and is free of restrictions on transfer other than restrictions on transfer set forth herein and under applicable state and federal securities laws. All Shares which may be issued upon the exercise of the purchase or conversion right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances (including preemptive or other similar rights) except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

(c) The execution, delivery, and performance of this Warrant will not result in an violation of, be in conflict with, or constitute a default under, with or without the passage of time or giving of notice, any provision of the Certificate, the Shareholders Agreement or the Company’s by-laws, any provision of any judgment, decree, or order to which the Company is a party, by which it is bound, or to which any of its material assets are subject, any contract, obligation, or commitment to which the Company is a party or by which it is bound, or any statute, rule, or governmental regulation applicable to the Company, or the creation of any lien, charge, or encumbrance upon any assets of the Company.

(d) The Company has provided Holder with a capitalization table of the Company, and such capitalization table is complete and accurate as of the date hereof and reflects all outstanding capital stock of the Company and all outstanding warrants, options, conversion privileges, preemptive rights and other rights or agreements to purchase or otherwise acquire or issued any equity securities or convertible debt securities of the Company. The Company has reserved a sufficient number of Shares for issuance upon the exercise of this Warrant and a sufficient number of shares of the securities issuable upon conversion of the Shares.

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(e) The Warrant Price is no greater than the lowest price at which the Company has issued Series CC Preferred Stock.

3.2 Notice of Certain Events; Information. If the Company proposes at any time (a) to declare any dividend or distribution upon any of its stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to effect any reclassification or recapitalization of any of its stock; (c) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, (d) to approve or participate in any Acquisition or an IPO, (e) to liquidate, dissolve or wind up, or (f) to take any action or to effect any transaction which requires the Company to provide notice to other holders of the Shares, then, in connection with each such event, the Company shall give Holder: (1) at least ten (10) days prior written notice of the date on which a record will be taken for such dividend or distribution (and specifying the date on which the holders of stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) above; and (2) in the case of the matters referred to in (b), (c), (d), (e) or (f) above, at least ten (10) days prior written notice of the date when the same will take place (and, if applicable, specifying the date on which the holders of stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event). After this Warrant has become exercisable pursuant to Article 1.1 hereof, the Company will also provide such information in its possession as is requested by Holder and as is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements, including without limitation, a capitalization table, to be provided to Holder within thirty (30) days after the end of each fiscal quarter of the Company, together with an indication of the fair market value of one Share and including the per share price of the Company’s equity securities most recently issued prior to the date such capitalization table and indication are so provided; provided, that the Company’s obligations set forth in this sentence shall terminate immediately prior to the Company’s IPO.

3.3 Shareholders Agreement; No Other Shareholder Rights. Except as provided in this Warrant and subject to the following provisions of this Section 3.3, Holder will not have any rights as a shareholder of the Company until the exercise of this Warrant. Effective upon any exercise or conversion of the Shares, Holder and any permitted transferee of the Warrant or the Shares shall be entitled to all of the rights and benefits provided to all other holders of the Shares pursuant to, and the Company and Holder agree that Holder (and any permitted transferee of the Warrant or the Shares) will execute a counterpart signature page and become a party to (a) that certain Amended and Restated Shareholders Agreement dated as of August 13, 2010 by and among the Company and certain of its stockholders (the “Shareholders Agreement”), and (b) provided Holder or any permitted transferee agrees to become a party to any such agreement entered into hereafter (such agreement not to be unreasonably withheld), any agreement to which holders of the Shares may hereafter become parties and the Shares may become bound (including, without limitation, any stockholders, investor rights, registration rights, right of refusal and co-sale rights or similar agreement); and provided, that (v) Holder will be deemed to be a “Major Investor” for all purposes of the Shareholders Agreement and shall have all of the rights of each other holder of Shares under all such agreements without regard to any minimum share ownership or other requirement on which such rights are condition, (w) with respect to holder and its permitted transferees and assigns, a “Permitted Transferee” as defined in the Shareholders Agreement shall be deemed to include any affiliate of Holder or any assignee of or purchase from Holder or its affiliate of their rights under the Loan Agreement (to the extent permitted by the Loan Agreement) or any interest or participation therein, (x) Holder and its permitted transferees may transfer its rights under the Shareholders Agreement to any affiliate of Holder or any assignee of or purchaser

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from Holder or its affiliates of their rights under the Loan Agreement (to the extent permitted by the Loan Agreement) or any interest or participation therein, (y) Holder and its permitted transferees shall have any purchase or preemptive rights granted to all other holders of the Shares, and (z) in the event any term, restriction or condition of the Shareholders Agreement or any such agreement conflicts with, is inconsistent with or would otherwise prohibit or restrict the exercise of any right of Holder under this Warrant, the terms of this Warrant shall control and this Warrant and Holder shall not be subject to such term, restriction or condition. As an illustration and not by way of limitation as to the purpose and intent of this Section 3.3, the Company shall grant registration rights to Holder for any Shares acquired by Holder upon exercise or conversion of this Warrant or conversion of such Shares in parity to the registration rights granted to any other holder of the Shares.

ARTICLE 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER. Holder represents and warrants to the Company as follows:

4.1 Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder will be acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act and Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption. Holder also represents that Holder has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2 Disclosure of Information. Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3 Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4 Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

4.5 The Act. Holder understands that this Warrant and the Shares issuable upon exercise or conversion hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise or conversion hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available.

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4.6 Market Stand-Off. Holder hereby agrees that, in connection with the Company’s IPO it shall not to the extent requested by the Company’s underwriter(s) sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than any disposed of in the registration and those acquired by the Holder in the IPO or thereafter in open market transactions, or any disposed of in a private transaction to a transferee who agrees to be bound by the terms of this Section 4.6) for up to 180 days from the effective date of the registration statement filed in connection with the IPO; provided, however, that such 180 day period may be extended to the extent necessary to permit any managing underwriter to comply with NASD Rule 2711 (f)(4); provided further, however, that Holder shall not be bound by the restrictions set forth in this Section 4.6 unless all five percent stockholders of the Company also agree to such restrictions; and provided, further, that any discretionary waiver or termination of the foregoing restrictions by the Company or the underwriters shall apply to all holders of the Company’s equity securities subject to such restrictions pro rata based on the number of shares subject to such restrictions, Holder agrees to enter into the form of agreement as reasonably requested by the underwriter(s) in connection with this Section 4.6.

ARTICLE 5. MISCELLANEOUS.

5.1 Term. This Warrant is exercisable in whole or in part at any time and from time to time on or before the Expiration Date. The conditions under which the Warrant shall automatically convert on the Expiration Date are set forth in Section 5.8 below.

5.2 Legends.

(a) This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW, OR UNLESS SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION CAN BE MADE IN COMPLIANCE WITH RULE 144 OF THE ACT, OR UNLESS, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A MARKET STAND-OFF PERIOD OF UP TO 180 DAYS IN THE EVENT OF A PUBLIC OFFERING, OR FOR A LONGER PERIOD NOT TO EXCEED 34 DAYS IF THE ISSUER’S TRANSFER AGENT IS NOTIFIED BY THE ISSUER OR THE

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ISSUER’S COUNSEL THAT THIS MARKET STAND-OFF RESTRICTION HAS BEEN EXTENDED FOR THE PURPOSE OF COMPLYING WITH NASD RULE 2711(F)(4).

(b) Notwithstanding the foregoing, neither this Warrant nor any certificate or instrument evidencing this Warrant or the Shares shall bear, and the Company hereby agrees to remove, within ten (10) days of any written request (together with such evidence or documentation described in the following provisions) by Holder, pursuant to the following provisions of this Section 5.2(b), or not to affix, as applicable, any restrictive or other legend, notice or provision restricting the sale or transfer of this Warrant or the Shares, in each case provided that the Holder has provided reasonable evidence to the Company (including any customary broker’s or transferring stockholder’s letters but expressly excluding an opinion of counsel other than with respect to clause (D) below) that: (A) a transfer of this Warrant or the Shares, as applicable, has been made pursuant to SEC Rule 144 (assuming the transferor is not an “affiliate” (as defined in SEC Rule 144) of the Company); (B) the Warrant or the Shares, as applicable, are then eligible for transfer pursuant to SEC Rule 144(b)(i); (C) a transfer of this Warrant or the Shares has been made for no consideration to an affiliate of Holder or has otherwise been made to any affiliate of Holder who is an “accredited investor” as defined in Regulation D promulgated under the Act, and that is otherwise in compliance with all applicable securities laws; or (D) in connection with any other sale or transfer, provided that upon the request of the Company, such Holder provides the Company with an opinion of counsel to such Holder, in a reasonably acceptable form to the Company, to the effect that either such sale or transfer may be made without registration under the applicable requirements of the Act or that such a legend, notice or provision is not required by, and is not required in order to establish compliance with any provisions of, the Act. For all purposes of Section 1.4, the Company shall not be deemed to have delivered to Holder Shares unless and until the Company shall have fully complied with all of the terms and conditions of this Section 5.2(b) (if removal has been requested by the Holder in compliance with this Section 5.2(b)).

5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and, subject to Section 5.2(b), legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder’s notice of proposed sale.

5.4 Transfer Procedure. Subject to the provisions of Article 5.3 and upon and effective immediately as of providing Company with written notice substantially in the form attached as Appendix 2, Holder and any permitted transferee may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the Shares issuable directly or indirectly, upon conversion of the Shares, if any) to any transferee, provided, however, in connection with any such transfer, Holder or such transferee will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder or such transferee promptly thereafter surrenders this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). The Company may refuse to transfer this Warrant or the Shares to any person who directly competes with the Company, unless, in either case, the stock of the Company is publicly traded.

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5.5 Notices. All notices, requests, documents and other communications (collectively, “Notices”) from the Company to Holder, or vice versa, shall be in writing and deemed validly delivered effective as of the earliest to occur of (a) when actually received, (b) when transmitted by facsimile or electronic mail (PDF), (c) the first business day after mailing by first-class registered or certified mail, postage prepaid, or after deposit with a reputable overnight courier with all charges paid, in each case other than actual receipt at such mailing, facsimile or electronic mail address as may have been furnished to the Company or Holder, as the case may be. As used in this Warrant, “business days” shall refer to all days other than any Saturday, Sunday or day on which the Company’s primary depository bank is closed. All notices to the Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

MIDCAP FINANCIAL SBIC, LP

7255 Woodmont Avenue, Suite 200

Bethesda, Maryland 20814

Attention: Portfolio Management- Life Sciences

Fax: (301) 941-1450

E-Mail: lviera@midcapfinancial.com

With a copy to:

MIDCAP FINANCIAL, LLC

7255 Woodmont Avenue, Suite 200

Bethesda, Maryland 20814

Attention: General Counsel

Fax: (301) 941-1450

E-Mail: rgoodridge@midcapfinancial.com

Notice to the Company shall be addressed as follows until the Holder receives notice of a change in address:

TRIA BEAUTY, INC.

4160 Dublin Blvd., Suite 200

Dublin, CA 94568

Attn: Kevin Appelbaum

Telephone: (925) 452-2583

Facsimile: (925) 701-2598

With a copy to:

ROPES & GRAY, LLP

Attn: David Saul

1900 University Avenue, 6th Floor

East Palo Alto, CA 94303-2284

Telephone: 650-617-4085

Facsimile: 650-566-4232

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5.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7 Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.8 Automatic Conversion upon Expiration. Unless Holder notifies the Company in writing to the contrary prior to such automatic conversion, in the event that, upon the earliest to occur of the Expiration Date or any expiration, involuntary termination or cancellation of this Warrant, the fair market value of one Share as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed as of immediately before such date to have been converted pursuant to Section 1.2 above as to all Shares for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares issued upon such conversion to the Holder.

5.9 Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.

5.10 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, in each case (except to the extent the General Corporation Law of the State of Delaware applies) without giving effect to its principles regarding conflicts of law.

5.11 Headings. The various headings in this Warrant are inserted for convenience only and shall not affect the meaning or interpretation of this Warrant or any provisions hereof.

5.12 Severability. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision.

[Balance of Page Intentionally Left Blank]

12

“COMPANY”		Date: January 25, 2012

TRIA BEAUTY, INC.

By:	/s/ Kevin J. Appelbaum

Name:	Kevin J. Appelbaum
(Print)
Title:	President and Chief Executive Officer

“HOLDER”

MIDCAP FINANCIAL SBIC, LP

By:	By: MidCap Financial SBIC GP, LLC

By:	/s/ Josh Groman

Name:	Josh Groman
(Print)
Title:	Managing Director	Authorized Signatory

MIDCAP FINANCIAL SBIC, LP

WARRANT SIGNATURE PAGE

APPENDIX 1

NOTICE OF EXERCISE

1. Holder elects to purchase                      shares of the [Preferred/Common] Stock of TRIA BEAUTY, INC. pursuant to the terms of the attached Warrant, and tenders payment of the purchase price of the shares in full.

[or]

1. Holder elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised for                      of the Shares covered by the Warrant.

[Strike paragraph that does not apply.]

2. Please issue a certificate or certificates representing the shares in the name specified below:

Holders Name

(Address)

3. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Article 4 of the Warrant as the date hereof.

HOLDER:

By:
Name:
Title:
(Date):

APPENDIX 2

ASSIGNMENT

For value received, Midcap Financial SBIC, LP hereby sells, assigns and transfers unto

Name:

Address:

Tax ID:

that certain Warrant to Purchase Stock issued by TRIA BEAUTY, INC. (the “Company”), on January 25, 2012 (the “Warrant”) together with all rights, title and interest therein.

MIDCAP FINANCIAL SBIC, LP

By:	MidCap Financial SBIC GP, LLC

By:
Name:
Title:

Date:

By its execution below, and for the benefit of the Company,                    makes each of the representations and warranties set forth in Article 4 of the Warrant and agrees to all other provisions of the Warrant as of the date hereof.

[NAME OF TRANSFEREE]

By:
Name:
Title:

EXECUTION VERSION

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW, OR SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION CAN BE MADE IN COMPLIANCE WITH RULE 144 OF THE ACT, OR IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE STOCK

Company:	TRIA BEAUTY, INC., a Delaware corporation
Number of Shares:	144,928 (Subject to adjustment as hereinafter provided)
Class of Stock:	Series CC Preferred Stock
Warrant Price:	$1.15 per Share (Subject to adjustment as hereinafter provided)
Issue Date:	January 25, 2012
Expiration Date:	The earlier to occur of the (i) expiration of this Warrant pursuant to Article 1.6 hereof or (ii)10th anniversary after the Issue Date
Credit Facility:	This Warrant is issued in connection with the Loan and Security Agreement among the Company and Midcap Financial SBIC, LP, Silicon Valley Bank, and General Electric Capital Corporation dated as of January 25, 2012, as amended from time to time (the “Loan Agreement”).

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, including without limitation the mutual promises contained in the Loan Agreement, GE Capital Equity Investments, Inc., a Delaware corporation (together with any registered holder from time to time of this Warrant or any holder of the Shares issuable or issued upon exercise of this Warrant, “Holder”) is entitled to purchase the number of fully paid and nonassessable shares of the class and series of capital stock of the Company at the Warrant Price, all as set forth above and as adjusted pursuant to the terms of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. As used herein, “Share” or “Shares” (a) shall refer to either (i) the shares of stock issuable upon the exercise or conversion of this Warrant and any shares of capital stock into which such shares may be converted or exchanged, or (ii) the authorized or issued and outstanding shares of capital stock of the Company which are of the same class and series as the shares of stock issuable upon the exercise or conversion of this Warrant, in either case as the specific provisions of this Warrant or the context may require.

ARTICLE 1. EXERCISE.

1.1 Method of Exercise. Holder may at any time and from time to time after the first anniversary of the Issue Date exercise this Warrant, in whole or in part, by delivering a duly completed and executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check, wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.2 Conversion Right. In lieu of exercising this Warrant as specified in Article 1.1, Holder may at any time and from time to time after the Issue Date convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the number of Shares or the securities otherwise issuable upon exercise of this Warrant with respect to which Holder elects to convert this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The “fair market value” of the Shares shall be determined pursuant to Section 1.3.

1.3 Fair Market Value. If the Company’s common stock is traded in a public market and the Shares are common stock, the fair market value of each Share shall be the closing price of a Share reported for the business day immediately before Holder delivers its Notice of Exercise to the Company (or in the instance where the Warrant is exercised immediately prior to the effectiveness of the Company’s initial public offering of its common stock (“IPO”), the “price to public” per share price specified in the final prospectus relating to such offering). If the Company’s common stock is traded in a public market and the Shares are preferred stock, the fair market value of each Share shall be the closing price of such common stock reported for the business day immediately before Holder delivers its Notice of Exercise to the Company (or in the instance where the Warrant is exercised immediately prior to the effectiveness of an IPO, the initial “price to public” per share price specified in the final prospectus relating to the IPO), in either case, multiplied by the number of shares of the Company’s common stock into which a Share is then convertible. In the event of an exercise in connection with an Acquisition, the fair market value of a Share shall be the value to be received per Share by all holders of such Shares in such transaction. If the Company’s common stock is not traded in a public market and other than in the event of an exercise in connection with an Acquisition, the Board of Directors of the Company shall determine the fair market value in its reasonable good faith judgment.

1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant pursuant to Article 1.1 or 1.2, respectively, and, if applicable, the Company receives payment of the aggregate Warrant Price, the Company shall promptly deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired. This Warrant shall be deemed to have been exercised and such certificates deemed issued, and Holder shall become the holder of record of the Shares for all purposes, as of the date of Holder’s delivery of the exercise notice pursuant to Article 1.1 and payment of the Warrant Price, if applicable. If an exercise or conversion is to be made in connection with an IPO or Acquisition, such exercise may at the election of Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.6 Treatment of Warrant Upon Acquisition of Company.

1.6.1 “Acquisition”. For the purpose of this Warrant, “Acquisition” means (a) any sale, license, or other disposition of all or substantially all of the assets of the

Company, or (b) any reorganization, consolidation, share exchange or merger of the Company with or into another person or entity, or sale of outstanding securities of the Company by the holders thereof, in each case where the holders of the Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the successor, acquiring or surviving person or entity after the transaction.

1.6.2 Treatment of Warrant Upon Acquisition.

A) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that (i) is not described in Section 1.6.1(a), (ii) in which the sole consideration is cash, and (iii) in connection with or as a result of which all holders of the Shares are or have the right to receive solely cash in the same proportions in respect of all of their Shares, then either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition, or (b) if Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Acquisition, subject to Section 5.8. The Company shall provide Holder with written notice of its request relating to the foregoing (together with such reasonable information as Holder may reasonably request in connection with such contemplated Acquisition giving rise to such notice), which notice is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed Acquisition.

B) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is described in Section 1.6.1(a) and is an “arms’-length” transaction with a third party that is not an Affiliate (as defined below) of the Company (a “True Asset Sale”), Holder may (a) exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such True Asset Sale, (b) permit this Warrant to continue until the earlier of the Expiration Date or the dissolution and/or liquidation of the Company following the closing of any such True Asset Sale, subject to Section 5.8, or (c) elect to have the terms of Section 1.6.2(D) below apply. The Company shall provide Holder with written notice of its request relating to the foregoing (together with such reasonable information as Holder may request in connection with such contemplated Acquisition giving rise to such notice), which notice is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed True Asset Sale.

C) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition (i) in which the consideration is a combination of cash and equity securities of the acquirer listed for trading on a U.S. national securities exchange and which may be freely resold pursuant to a resale registration statement or under Rule 144 of the Act without any restriction or limitation (including without limitation volume and manner of sale restrictions), (ii) in connection with or as a result of which all holders of the shares are or have the right to receive solely cash and/or such securities in the same proportions in respect of all of their Shares, and (iii) on the record date for which the fair market value of one Share (or other securities issuable upon exercise of this Warrant) is greater than the Warrant Price, Holder may (a) exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition, or (b) if Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Acquisition, subject to Section 5.8.

D) Upon the closing of any Acquisition other than those particularly described in subsections (A), (B) and (C) above (or in the case of an Acquisition described in Section 1.6.2(B) above if Holder elects to have the terms of this Section 1.6.2(D) apply), the successor, surviving or acquiring entity shall assume in writing the obligations of this Warrant, including agreements to deliver to Holder in exchange for this Warrant a written instrument issued by the successor, surviving or acquiring entity pursuant to which this Warrant shall thereafter be exercisable for the kind, amount and value of securities, cash, and property as would have been payable for the Shares issuable upon exercise of the unexercised portion of this Warrant had such Shares been outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price and/or number of Shares shall be adjusted accordingly.

As used herein “Affiliate” shall mean any person or entity that owns or controls directly or indirectly ten percent (10%) or more of the voting securities of the Company, any person or entity that controls, is controlled by or is under common control with any such person or entity, and each of such person’s or entity’s officers, directors, members, managers, joint venturers or partners, as applicable (whether as a result of the ownership of voting securities, by contract or otherwise).

1.7 Adjustment in Number, Class and/or Series of Shares and Warrant Price in Certain Equity Financings. In the event of an equity financing after the Issue Date (the “Next Round”), if the price per share (the “Next Round Price”) of any class or series of Company’s preferred stock issued in such financing (the “Next Round Stock”) is less than the Warrant Price, Holder shall have the right, in Holder’s sole discretion, to elect to treat this Warrant as (and this Warrant shall be deemed automatically upon such election to be) exercisable for shares of the Next Round Stock at the Next Round Price (with the number of such shares subject to this Warrant automatically adjusted to equal (i) $166,667.20 divided by (ii) the Next Round Price). The Shares for which this Warrant is exercisable upon such election, if at all, shall bear the same rights, preferences, and privileges applicable to all holders of such Next Round Stock. Company shall provide Holder no less than ten (10) days’ written notice prior to any sale of Next Round Stock; and Holder shall provide Company written notice of its election, if at all, under this Section 1.7, no less than five (5) business days’ prior to such sale. Any adjustment to the number of Shares, class or series of Shares and/or Warrant Price made as a result of this Section 1.7 shall be in addition to any adjustment(s) to be made in accordance with Article 2 hereof. Notwithstanding the foregoing, this Section 1.7 shall terminate (and any adjustments shall thereafter be made pursuant to Section 2.3 hereof) at such time as the Company completes an equity financing in a single transaction or a series of related transactions yielding gross proceeds to the Company of at least $10.0 million in the aggregate at a price per share greater than the Warrant Price.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

2.1 Share Dividends, Subdivisions and Combinations. If the Company declares or pays a dividend on the Shares payable in common stock or other securities, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend occurred. If the Company subdivides the Shares by reclassification or otherwise into a greater number of shares or takes any other action which increases the number of shares of any class or series of capital stock into which the Shares are convertible, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

2.2 Reclassification, Exchange, Combinations or Substitution. Upon any reclassification, exchange, substitution, reorganization, merger, consolidation or other event that results in a change of the number and/or class of the underlying securities as to which purchase rights under this Warrant exist, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number, amount and kind of securities, money and property that Holder would have ultimately received upon the completion of such reclassification, exchange, substitution, reorganization, merger, consolidation or other event if this Warrant had been exercised immediately before such reclassification, exchange, substitution, reorganization, merger, consolidation or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) upon the closing of a registered public offering of the Company’s common stock. The Company or its successor shall promptly issue to Holder an amendment to this Warrant setting forth the number and kind of such new securities or other property issuable upon exercise or conversion of this Warrant as a result of such reclassification, exchange, substitution, reorganization, merger, consolidation or other event that results in a change of the number and/or class of securities issuable upon exercise or conversion of this Warrant. The amendment to this Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Article 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, reorganizations, mergers, consolidations or other events.

2.3 Adjustments for Diluting Issuances. The Warrant Price and the number of Shares issuable upon exercise of this Warrant, and the number of shares of common stock or other securities issuable upon conversion of the Shares, shall be subject to adjustment, from time to time in the manner set forth in the Certificate as if the Shares were issued and outstanding on and as of the date of any such required adjustment. The provisions set forth for the Shares in the Certificate relating to the above in effect as of the Issue Date may not be amended, modified or waived, without the prior written consent of Holder unless such amendment, modification or waiver affects the rights associated with the Shares in the same manner as such amendment, modification or waiver affects the rights associated with all other shares of the same series and class as the Shares.

2.4 No Impairment. Without the prior written consent of Holder, the Company shall not, by amendment of the Certificate, the Shareholders Agreement or its by-laws, or through any reorganization, recapitalization, share exchange, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and shall at all times in good faith assist in carrying out of all such terms and in taking all such action as may be necessary or appropriate to protect Holder’s rights against such avoidance or impairment.

2.5 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the fair market value of a full Share.

2.6 Certificate as to Adjustments. Upon each adjustment of the Warrant Price or the kind or number of securities issuable under this Warrant pursuant to this Article 2,

the Company shall promptly notify Holder in writing, and, at the Company’s expense, promptly compute such adjustment, and furnish Holder with a certificate of its Chief Executive Officer, Corporate Secretary or a senior financial officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price and the number and kind of securities issuable under this Warrant in effect upon the date thereof and the series of adjustments leading to such Warrant Price and such number and kind of securities.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1 Representations and Warranties. The Company represents and warrants and covenants to Holder as follows:

(a) The Company has all requisite legal and corporate power and authority, and has taken all corporate action on the part of itself, its officers, directors and stockholders necessary, to execute, issue and deliver this Warrant, to issue the Shares issuable upon exercise or conversion of this Warrant and the securities issuable upon conversion of the Shares, and to carry out and perform its obligations under this Warrant, and this Warrant constitutes the legally binding and valid obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights, or to principles of equity.

(b) This Warrant has been validly issued and is free of restrictions on transfer other than restrictions on transfer set forth herein and under applicable state and federal securities laws. All Shares which may be issued upon the exercise of the purchase or conversion right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances (including preemptive or other similar rights) except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

(c) The execution, delivery, and performance of this Warrant will not result in an violation of, be in conflict with, or constitute a default under, with or without the passage of time or giving of notice, any provision of the Certificate, the Shareholders Agreement or the Company’s by-laws, any provision of any judgment, decree, or order to which the Company is a party, by which it is bound, or to which any of its material assets are subject, any contract, obligation, or commitment to which the Company is a party or by which it is bound, or any statute, rule, or governmental regulation applicable to the Company, or the creation of any lien, charge, or encumbrance upon any assets of the Company.

(d) The Company has provided Holder with a capitalization table of the Company, and such capitalization table is complete and accurate as of the date hereof and reflects all outstanding capital stock of the Company and all outstanding warrants, options, conversion privileges, preemptive rights and other rights or agreements to purchase or otherwise acquire or issued any equity securities or convertible debt securities of the Company. The Company has reserved a sufficient number of Shares for issuance upon the exercise of this Warrant and a sufficient number of shares of the securities issuable upon conversion of the Shares.

(e) The Warrant Price is no greater than the lowest price at which the Company has issued Series CC Preferred Stock.

3.2 Notice of Certain Events; Information. If the Company proposes at any time (a) to declare any dividend or distribution upon any of its stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to effect any reclassification or recapitalization of any of its stock; (c) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, (d) to approve or participate in any Acquisition or an IPO, (e) to liquidate, dissolve or wind up, or (f) to take any action or to effect any transaction which requires the Company to provide notice to other holders of the Shares, then, in connection with each such event, the Company shall give Holder: (1) at least ten (10) days prior written notice of the date on which a record will be taken for such dividend or distribution (and specifying the date on which the holders of stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) above; and (2) in the case of the matters referred to in (b), (c), (d), (e) or (f) above, at least ten (10) days prior written notice of the date when the same will take place (and, if applicable, specifying the date on which the holders of stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event). After this Warrant has become exercisable pursuant to Article 1.1 hereof, the Company will also provide such information in its possession as is requested by Holder and as is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements, including without limitation, a capitalization table, to be provided to Holder within thirty (30) days after the end of each fiscal quarter of the Company, together with an indication of the fair market value of one Share and including the per share price of the Company’s equity securities most recently issued prior to the date such capitalization table and indication are so provided; provided, that the Company’s obligations set forth in this sentence shall terminate immediately prior to the Company’s IPO.

3.3 Shareholders Agreement; No Other Shareholder Rights. Except as provided in this Warrant and subject to the following provisions of this Section 3.3, Holder will not have any rights as a shareholder of the Company until the exercise of this Warrant. Effective upon any exercise or conversion of the Shares, Holder and any permitted transferee of the Warrant or the Shares shall be entitled to all of the rights and benefits provided to all other holders of the Shares pursuant to, and the Company and Holder agree that Holder (and any permitted transferee of the Warrant or the Shares) will execute a counterpart signature page and become a party to (a) that certain Amended and Restated Shareholders Agreement dated as of August 13, 2010 by and among the Company and certain of its stockholders (the “Shareholders Agreement”), and (b) provided Holder or any permitted transferee agrees to become a party to any such agreement entered into hereafter (such agreement not to be unreasonably withheld), any agreement to which holders of the Shares may hereafter become parties and the Shares may become bound (including, without limitation, any stockholders, investor rights, registration rights, right of refusal and co-sale rights or similar agreement); and provided, that (v) Holder will be deemed to be a “Major Investor” for all purposes of the Shareholders Agreement and shall have all of the rights of each other holder of Shares under all such agreements without regard to any minimum share ownership or other requirement on which such rights are condition, (w) with respect to holder and its permitted transferees and assigns, a “Permitted Transferee” as defined in the Shareholders Agreement shall be deemed to include any affiliate of Holder or any assignee of or purchase from Holder or its affiliate of their rights under the Loan Agreement (to the extent permitted by the Loan Agreement) or any interest or participation therein, (x) Holder and its permitted transferees may transfer its rights under the Shareholders Agreement to any affiliate of Holder or any assignee of or purchaser from Holder or its affiliates of their rights under the Loan Agreement (to the extent permitted by the Loan Agreement) or any interest or participation therein, (y) Holder and its permitted transferees shall have any purchase or preemptive rights granted to all other holders of the Shares, and (z) in the event any term, restriction or condition of the Shareholders Agreement or any such agreement conflicts with, is inconsistent with or would otherwise prohibit or restrict the exercise of any right of Holder under this Warrant, the terms of this Warrant shall control and this Warrant and Holder shall not be subject to such term, restriction or condition. As an illustration and not by way of limitation as to the purpose and intent of this Section 3.3, the Company shall grant registration rights to Holder for any Shares acquired by Holder upon exercise or conversion of this Warrant or conversion of such Shares in parity to the registration rights granted to any other holder of the Shares.

ARTICLE 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER. Holder represents and warrants to the Company as follows:

4.1 Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder will be acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act and Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption. Holder also represents that Holder has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2 Disclosure of Information. Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3 Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4 Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

4.5 The Act. Holder understands that this Warrant and the Shares issuable upon exercise or conversion hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise or conversion hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available.

4.6 Market Stand-Off. Holder hereby agrees that, in connection with the Company’s IPO it shall not to the extent requested by the Company’s underwriter(s) sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than any disposed of in the registration and those acquired by the Holder in the IPO or thereafter in open market transactions, or any disposed of in a private transaction to a transferee who agrees to be bound by the terms of this Section 4.6) for up to 180 days from the effective date of the registration statement filed in connection with the IPO; provided, however, that such 180 day period may be extended to the extent necessary to permit any managing underwriter to comply with NASD Rule 2711 (f)(4); provided further, however, that Holder shall not be bound by the restrictions set forth in this Section 4.6 unless all five percent stockholders of the Company also agree to such restrictions; and provided, further, that any discretionary waiver or termination of the foregoing restrictions by the Company or the underwriters shall apply to all holders of the Company’s equity securities subject to such restrictions pro rata based on the number of shares subject to such restrictions, Holder agrees to enter into the form of agreement as reasonably requested by the underwriter(s) in connection with this Section 4.6.

ARTICLE 5. MISCELLANEOUS.

5.1 Term. This Warrant is exercisable in whole or in part at any time and from time to time on or before the Expiration Date. The conditions under which the Warrant shall automatically convert on the Expiration Date are set forth in Section 5.8 below.

5.2 Legends.

(a) This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW, OR UNLESS SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION CAN BE MADE IN COMPLIANCE WITH RULE 144 OF THE ACT, OR UNLESS, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A MARKET STAND-OFF PERIOD OF UP TO 180 DAYS IN THE EVENT OF A PUBLIC OFFERING, OR FOR A LONGER PERIOD NOT TO EXCEED 34 DAYS IF THE ISSUER’S TRANSFER AGENT IS NOTIFIED BY THE ISSUER OR THE

ISSUER’S COUNSEL THAT THIS MARKET STAND-OFF RESTRICTION HAS BEEN EXTENDED FOR THE PURPOSE OF COMPLYING WITH NASD RULE 2711(F)(4).

(b) Notwithstanding the foregoing, neither this Warrant nor any certificate or instrument evidencing this Warrant or the Shares shall bear, and the Company hereby agrees to remove, within ten (10) days of any written request (together with such evidence or documentation described in the following provisions) by Holder, pursuant to the following provisions of this Section 5.2(b), or not to affix, as applicable, any restrictive or other legend, notice or provision restricting the sale or transfer of this Warrant or the Shares, in each case provided that the Holder has provided reasonable evidence to the Company (including any customary broker’s or transferring stockholder’s letters but expressly excluding an opinion of counsel other than with respect to clause (D) below) that: (A) a transfer of this Warrant or the Shares, as applicable, has been made pursuant to SEC Rule 144 (assuming the transferor is not an “affiliate” (as defined in SEC Rule 144) of the Company); (B) the Warrant or the Shares, as applicable, are then eligible for transfer pursuant to SEC Rule 144(b)(i); (C) a transfer of this Warrant or the Shares has been made for no consideration to an affiliate of Holder or has otherwise been made to any affiliate of Holder who is an “accredited investor” as defined in Regulation D promulgated under the Act, and that is otherwise in compliance with all applicable securities laws; or (D) in connection with any other sale or transfer, provided that upon the request of the Company, such Holder provides the Company with an opinion of counsel to such Holder, in a reasonably acceptable form to the Company, to the effect that either such sale or transfer may be made without registration under the applicable requirements of the Act or that such a legend, notice or provision is not required by, and is not required in order to establish compliance with any provisions of, the Act. For all purposes of Section 1.4, the Company shall not be deemed to have delivered to Holder Shares unless and until the Company shall have fully complied with all of the terms and conditions of this Section 5.2(b) (if removal has been requested by the Holder in compliance with this Section 5.2(b)).

5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and, subject to Section 5.2(b), legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder’s notice of proposed sale.

5.4 Transfer Procedure. Subject to the provisions of Article 5.3 and upon and effective immediately as of providing Company with written notice substantially in the form attached as Appendix 2, Holder and any permitted transferee may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the Shares issuable directly or indirectly, upon conversion of the Shares, if any) to any transferee, provided, however, in connection with any such transfer, Holder or such transferee will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder or such transferee promptly thereafter surrenders this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). The Company may refuse to transfer this Warrant or the Shares to any person who directly competes with the Company, unless, in either case, the stock of the Company is publicly traded.

5.5 Notices. All notices, requests, documents and other communications (collectively, “Notices”) from the Company to Holder, or vice versa, shall be in writing and deemed validly delivered effective as of the earliest to occur of (a) when actually received, (b) when transmitted by facsimile or electronic mail (PDF), (c) the first business day after mailing by first-class registered or certified mail, postage prepaid, or after deposit with a reputable overnight courier with all charges paid, in each case other than actual receipt at such mailing, facsimile or electronic mail address as may have been furnished to the Company or Holder, as the case may be. As used in this Warrant, “business days” shall refer to all days other than any Saturday, Sunday or day on which the Company’s primary depository bank is closed. All notices to the Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

GE CAPITAL EQUITY INVESTMENTS, INC.
c/o GE Healthcare Financial Services, Inc.
Two Bethesda Metro Center, Suite 600
Bethesda, Maryland 20814
Attn: Senior Vice President of Risk – Life Science Finance

With copies to:

GE Healthcare Financial Services, Inc.
Two Bethesda Metro Center, Suite 600
Bethesda, Maryland 20814
Attn: General Counsel

and

GE Equity
201 Merritt 7
Norwalk, Connecticut 06851
Attn: Team Leader –HFS/Tria Beauty

Notice to the Company shall be addressed as follows until the Holder receives notice of a change in address:

TRIA BEAUTY, INC.
4160 Dublin Blvd., Suite 200
Dublin, CA 94568
Attn: Kevin Appelbaum
Telephone: (925) 452-2583
Facsimile: (925) 701-2598

With a copy to:

ROPES & GRAY, LLP
Attn: David Saul
1900 University Avenue, 6th Floor
East Palo Alto, CA 94303-2284
Telephone: 650-617-4085
Facsimile: 650-566-4232

5.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7 Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.8 Automatic Conversion upon Expiration. Unless Holder notifies the Company in writing to the contrary prior to such automatic conversion, in the event that, upon the earliest to occur of the Expiration Date or any expiration, involuntary termination or cancellation of this Warrant, the fair market value of one Share as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed as of immediately before such date to have been converted pursuant to Section 1.2 above as to all Shares for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares issued upon such conversion to the Holder.

5.9 Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.

5.10 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, in each case (except to the extent the General Corporation Law of the State of Delaware applies) without giving effect to its principles regarding conflicts of law.

5.11 Headings. The various headings in this Warrant are inserted for convenience only and shall not affect the meaning or interpretation of this Warrant or any provisions hereof.

5.12 Severability. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision.

[Balance of Page Intentionally Left Blank]

“COMPANY”		Date: January 25, 2012

TRIA BEAUTY, INC.

By:	/s/ Kevin J. Appelbaum

Name:	Kevin J. Appelbaum
(Print)
Title:	President and Chief Executive Officer

“HOLDER”

GE CAPITAL EQUITY INVESTMENTS, INC.

By:	/s/ Peter Gibson

Name:	Peter Gibson
(Print)
Title:	Duly Authorized Signatory

GE CAPITAL EQUITY INVESTMENTS, INC.

WARRANT SIGNATURE PAGE

APPENDIX 1

NOTICE OF EXERCISE

1. Holder elects to purchase                      shares of the [Preferred/Common] Stock of TRIA BEAUTY, INC. pursuant to the terms of the attached Warrant, and tenders payment of the purchase price of the shares in full.

[or]

2. Holder elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised for                     of the Shares covered by the Warrant.

[Strike paragraph that does not apply.]

3. Please issue a certificate or certificates representing the shares in the name specified below:

Holders Name

(Address)

4. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Article 4 of the Warrant as the date hereof.

HOLDER:

By:
Name:
Title:
(Date):

APPENDIX 2

ASSIGNMENT

For value received, GE Capital Equity Investments, Inc. hereby sells, assigns and transfers unto

Name:

Address:

Tax ID:

that certain Warrant to Purchase Stock issued by TRIA BEAUTY, INC. (the “Company”), on January 25, 2012 (the “Warrant”) together with all rights, title and interest therein.

GE CAPITAL EQUITY INVESTMENTS, INC.

By:
Name:
Title:

Date:

By its execution below, and for the benefit of the Company,                      makes each of the representations and warranties set forth in Article 4 of the Warrant and agrees to all other provisions of the Warrant as of the date hereof.

[NAME OF TRANSFEREE]

By:
Name:
Title:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE STOCK

Company:	TRIA BEAUTY, INC., a Delaware corporation
Number of Shares:	173,913 (Subject to Section 1.7)
Class of Stock:	Series CC Preferred Stock (Subject to Section 1.7)
Warrant Price:	$1.15 per share (Subject to Section 1.7)
Issue Date:	January 25, 2012
Expiration Date:	The 7th anniversary after the Issue Date (subject to earlier termination pursuant to Article 1.6 below)
Credit Facility:	This Warrant is issued in connection with the Loan and Security Agreement between Company and MIDCAP FINANCIAL SBIC, LP, as administrative agent and the Lenders listed on Schedule 1 thereto, including Silicon Valley Bank (the “Loan Agreement”).

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, including without limitation the mutual promises contained in the Loan Agreement SILICON VALLEY BANK (together with any registered holder from time to time of this Warrant or any holder of the shares issuable or issued upon exercise of this Warrant, “Holder”) is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the “Shares”) of the Company at the Warrant Price, all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1. EXERCISE.

1.1 Method of Exercise. Holder may at any time and from time to time after the first anniversary of the Issue Date, exercise this Warrant, in whole or in part, by delivering a duly completed and executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Article 1.2, Holder shall also deliver to the Company a check, wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.2 Conversion Right. In lieu of exercising this Warrant as specified in Article 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Article 1.3.

1.3 Fair Market Value. If the Company’s common stock is traded in a public market and the Shares are common stock, the fair market value of each Share shall be the closing price of a Share reported for the business day immediately before Holder delivers its Notice of Exercise to the Company (or in the instance where the Warrant is exercised immediately prior to the effectiveness of the Company’s initial public offering, the “price to public” per share price specified in the final prospectus relating to such offering). If the Company’s common stock is traded in a public market and the Shares are preferred stock, the fair market value of a Share shall be the closing price of a share of the Company’s common stock reported for the business day immediately before Holder delivers its Notice of Exercise to the Company (or, in the instance where the Warrant is exercised immediately prior to the effectiveness of the Company’s initial public offering, the initial “price to public” per share price specified in the final prospectus relating to such offering), in both cases, multiplied by the number of shares of the Company’s common stock into which a Share is convertible. If the Company’s common stock is not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.

1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant pursuant to Article 1.1 or 1.2, respectively, and, if applicable, the Company receives payment of the aggregate Warrant Price, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.6 Treatment of Warrant Upon Acquisition of Company.

1.6.1 “Acquisition”. For the purpose of this Warrant, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

1.6.2 Treatment of Warrant at Acquisition.

A) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is not an asset sale and in which the sole consideration is cash, either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Acquisition. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as the Holder may reasonably request in connection with such contemplated Acquisition giving rise to such notice), which notice is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed Acquisition.

2

B) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is an “arms length” sale of all or substantially all of the Company’s assets (and only its assets) to a third party that is not an Affiliate (as defined below) of the Company (a “True Asset Sale”), either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will continue until the earlier of (X) the Expiration Date or (Y) the date the Company ceases to be a going concern following the closing of any such True Asset Sale. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as the Holder may request in connection with such contemplated Acquisition giving rise to such notice), which notice is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed Acquisition.

C) Upon the written request of the Company, Holder agrees that, in the event of (i) a stock for stock Acquisition of the Company by a publicly traded acquirer or (ii) an Acquisition of the Company by a publicly traded acquirer in which the consideration is a combination of stock and cash if, on the record date for the Acquisition, the fair market value of one Share (or other securities issuable upon exercise of this Warrant) is greater than the Warrant Price, Company may require the Warrant to be deemed automatically exercised and the Holder shall participate in the Acquisition as a holder of the Shares (or other securities issuable upon exercise of the Warrant) on the same terms as other holders of the same class of securities of the Company.

D) Upon the closing of any Acquisition other than those particularly described in subsections (A), (B) and (C) above, the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the kind, amount and value of securities, cash, and property of the successor entity as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price and/or number of Shares shall be adjusted accordingly.

As used herein “Affiliate” shall mean any person or entity that owns or controls directly or indirectly ten (10) percent or more of the stock of Company, any person or entity that controls or is controlled by or is under common control with such persons or entities, and each of such person’s or entity’s officers, directors, joint venturers or partners, as applicable.

1.7 Adjustment in Class of Stock, Underlying Preferred Stock Price and Warrant Price in a Next Round. In the event of an equity financing after the Issue Date (the “Next Round”), if the price per share (the “Next Round Price”) of Company’s preferred stock (the “Next Round Stock”) is less than the Warrant Price, Holder shall have the right, in Holder’s sole discretion, to elect to treat this Warrant as (and this Warrant shall be deemed automatically upon such election to be) exercisable for Shares of the Next Round Stock at the Next Round Price (with the number of such shares subject of this Warrant automatically adjusted to equal (i) $200,000.01 divided by (ii) the Next Round Price). The Shares for which this Warrant is exercisable upon such election, if at all, shall bear the same rights, preferences, and privileges of such Next Round Stock. Company shall provide Holder no less than ten days’ written notice prior to any sale of Next Round Stock; Holder shall provide Company written notice of its election, if at all, under this Section 1.7, no less than five days’ prior to such sale. Any adjustment to the Number of Shares, Class of Stock and/or Warrant Price made as a result of this Section 1.7 shall be in addition to any adjustment(s) to be made in accordance with Article 2 hereof. Notwithstanding the foregoing, this Section 1.7 shall terminate (and any adjustments shall thereafter be made pursuant to Section 2.3 hereof) at such time as the Company

3

completes an equity financing in a single transaction or a series of related transactions yielding gross proceeds to the Company of at least $10.0 million in the aggregate at a price per share greater than the Warrant Price ($1.15 per share).

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on the Shares payable in common stock, or other securities, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend occurred. If the Company subdivides the Shares by reclassification or otherwise into a greater number of shares or takes any other action which increases the amount of stock into which the Shares are convertible, the number of shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

2.2 Reclassification, Exchange, Combinations or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company’s Amended and Restated Certificate of Incorporation upon the closing of a registered public offering of the Company’s common stock. The Company or its successor shall promptly issue to Holder an amendment to this Warrant setting forth the number and kind of such new securities or other property issuable upon exercise or conversion of this Warrant as a result of such reclassification, exchange, substitution or other event that results in a change of the number and/or class of securities issuable upon exercise or conversion of this Warrant. The amendment to this Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Article 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3 Adjustments for Diluting Issuances. The Warrant Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment, from time to time in the manner set forth in the Company’s Amended and Restated Certificate of Incorporation as if the Shares were issued and outstanding on and as of the date of any such required adjustment. The provisions set forth for the Shares in the Company’s Amended and Restated Certificate of Incorporation relating to the above in effect as of the Issue Date may not be amended, modified or waived, without the prior written consent of Holder unless such amendment, modification or waiver affects the rights associated with the Shares in the same manner as such amendment, modification or waiver affects the rights associated with all other shares of the same series and class as the Shares granted to the Holder.

2.4 No Impairment. Without the consent of the Holder, Company shall not, by amendment of its Amended and Restated Certificate of Incorporation or through a

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reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Article against impairment.

2.5 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the fair market value of a full Share.

2.6 Certificate as to Adjustments. Upon each adjustment of the Warrant Price pursuant to this Article 2, the Company shall promptly notify Holder in writing, and, at the Company’s expense, promptly compute such adjustment, and furnish Holder with a certificate of its Chief Executive Officer, Corporate Secretary or a senior financial officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1 Representations and Warranties. The Company represents and warrants and covenants to the Holder as follows: all Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon any of its stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to effect any reclassification or recapitalization of any of its stock; (c) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder: (1) at least 10 days prior written notice of the date on which a record will be taken for such dividend or distribution (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) above; and (2) in the case of the matters referred to in (b) and (c) above at least 10 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event). Company will also provide such information in its possession as is requested by Holder and as is reasonably necessary to enable the Holder to comply with the Holder’s accounting or reporting requirements.

3.3 No Shareholder Rights. Except as provided in this Warrant, the Holder will not have any rights as a shareholder of the Company until the exercise of this Warrant.

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ARTICLE 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER. The Holder represents and warrants to the Company as follows:

4.1 Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by the Holder will be acquired for investment for the Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption. Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2 Disclosure of Information. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

4.3 Investment Experience. The Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. The Holder has experience as an investor in securities of companies in the development stage and acknowledges that the Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4 Accredited Investor Status. The Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

4.5 The Act. The Holder understands that this Warrant and the Shares issuable upon exercise or conversion hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. The Holder understands that this Warrant and the Shares issued upon any exercise or conversion hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available.

4.6 Market Stand-Off. Holder hereby agrees that, in connection with the Company’s initial public offering of its equity securities (the “IPO”) it shall not to the extent requested by the Company’s underwriter(s) sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than any disposed of in the registration and those acquired by the Holder in the IPO or thereafter in open market transactions, or any disposed of in a private transaction to a transferee who agrees to be bound by the terms of this Section 4.6) for up to 180 days from the effective date of the registration statement filed in connection with the IPO; provided, however, that such 180 day

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period may be extended to the extent necessary to permit any managing underwriter to comply with NASD Rule 2711 (f)(4); provided further, however, that Holder shall not be bound by the restrictions set forth in this Section 4.6 unless all five percent stockholders of the Company also agree to such restrictions; and provided, further, that any discretionary waiver or termination of the foregoing restrictions by the Company or the underwriters shall apply to all holders of the Company’s equity securities subject to such restrictions pro rata based on the number of shares subject to such restrictions, Holder agrees to enter into the form of agreement as reasonably requested by the underwriter(s) in connection with this Section 4.6.

ARTICLE 5. MISCELLANEOUS.

5.1 Term. This Warrant is exercisable in whole or in part at any time and from time to time on or before the Expiration Date. The conditions under which the Warrant shall automatically convert on the Expiration Date are set forth in Section 5.8, below.

5.2 Legends. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A MARKET STAND-OFF PERIOD OF UP TO 180 DAYS IN THE EVENT OF A PUBLIC OFFERING, OR FOR A LONGER PERIOD NOT TO EXCEED 34 DAYS IF THE ISSUER’S TRANSFER AGENT IS NOTIFIED BY THE ISSUER OR THE ISSUER’S COUNSEL THAT THIS MARKET STAND-OFF RESTRICTION HAS BEEN EXTENDED FOR THE PURPOSE OF COMPLYING WITH NASD RULE 2711(F)(4).

5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Silicon Valley Bank (“Bank”) to provide an opinion of counsel if the transfer is to Bank’s parent company, SVB Financial Group (formerly Silicon Valley Bancshares), or any other affiliate of Bank. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder’s notice of proposed sale.

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5.4 Transfer Procedure. After receipt by Holder of the executed Warrant, Holder will transfer all of this Warrant to Holder’s parent company, SVB Financial Group, by execution of an Assignment substantially in the form of Appendix 2. Subject to the provisions of Article 5.3 and upon providing Company with written notice, SVB Financial Group and any subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the Shares issuable directly or indirectly, upon conversion of the Shares, if any) to any transferee, provided, however, in connection with any such transfer, SVB Financial Group or any subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). The Company may refuse to transfer this Warrant or the Shares to any person who directly competes with the Company, unless, in either case, the stock of the Company is publicly traded.

5.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may (or on the first business day after transmission by facsimile) be, in writing by the Company or such Holder from time to time. Effective upon receipt of the fully executed Warrant and the initial transfer described in Article 5.4 above, all notices to the Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

SVB Financial Group

Attn: Treasury Department

3003 Tasman Drive, HA 200

Santa Clara, CA 95054

Telephone: 408-654-7400

Facsimile: 408-496-2405

Notice to the Company shall be addressed as follows until the Holder receives notice of a change in address:

TRIA BEAUTY, INC.

4160 Dublin Blvd., Suite 200

Dublin, CA 94568

Attn: Kevin Appelbaum

Telephone: (925) 452-2583

Facsimile: (925) 701-2598

With a copy to:

ROPES & GRAY, LLP

Attn: David Saul

1900 University Avenue, 6th Floor

East Palo Alto, CA 94303-2284

Telephone: 650-617-4085

Facsimile: 650-566-4232

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5.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7 Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.8 Automatic Conversion upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be converted pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares (or such other securities) issued upon such conversion to the Holder.

5.9 Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.

5.10 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

5.11 Headings. The various headings in this Warrant are inserted for convenience only and shall not affect the meaning or interpretation of this Warrant or any provisions hereof.

5.12 Severability. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision.

[Balance of Page Intentionally Left Blank]

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“COMPANY”	Date: January 25, 2012

TRIA BEAUTY, INC.

By:	/s/ Kevin J. Appelbaum

Name:	Kevin J. Appelbaum
(Print)
Title:	President and Chief Executive Officer

“HOLDER”

SILICON VALLEY BANK

By:	/s/ Benjermin Colombo

Name:	Benjermin Colombo
(Print)
Title:	SR Manager

APPENDIX 1

NOTICE OF EXERCISE

1. Holder elects to purchase                      shares of the [Preferred/Common] Stock of TRIA BEAUTY, INC. pursuant to the terms of the attached Warrant, and tenders payment of the purchase price of the shares in full.

[or]

2. Holder elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised for                      of the Shares covered by the Warrant.

[Strike paragraph that does not apply.]

3. Please issue a certificate or certificates representing the shares in the name specified below:

Holders Name

(Address)

4. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Article 4 of the Warrant as the date hereof.

HOLDER:

By:
Name:
Title:
(Date):

APPENDIX 2

ASSIGNMENT

For value received, Silicon Valley Bank hereby sells, assigns and transfers unto

Name:	SVB Financial Group
Address:	3003 Tasman Drive (HA-200)
Santa Clara, CA 95054

Tax ID:	91-1962278

that certain Warrant to Purchase Stock issued by TRIA BEAUTY, INC. (the “Company”), on January 25, 2012 (the “Warrant”) together with all rights, title and interest therein.

SILICON VALLEY BANK

By:
Name:
Title:

Date:

By its execution below, and for the benefit of the Company, SVB Financial Group makes each of the representations and warranties set forth in Article 4 of the Warrant and agrees to all other provisions of the Warrant as of the date hereof.

SVB FINANCIAL GROUP

By:
Name:
Title: